Exhibit 10.17

Supplemental Agreement

to the Share Purchase Agreement dated May 30, 2016

THIS SUPPLEMENTAL AGREEMENT (hereinafter referred to as the “Supplemental Agreement”), is made and entered into on November 18, 2016, by and between:

1.	Jakroo Inc., a company duly incorporated and validly existing under the laws of the State of Nevada, U.S.A (the “Company”);
2.	Kustellar LLC, a company duly incorporated and validly existing under the laws of the State of California, U.S.A., which is
3.	owned by Weidong Du and Wei Tan; Custom Apparel Limited, a company duly incorporated and validly existing under the laws of the British Virgin Islands, which is owned by Guichun Liu, Wen Li and Hao Wang (collectively, the “Holding Companies” and, individually, the “Holding Company”);
4.	Weidong Du, Wei Tan, Guichun Liu and Wen Li, Hao Wang each of whom is a citizen of the PRC (collectively, the “Founders” and, individually, a “Founder”);
5.	Rider Sportsfashion Limited, a company duly incorporated and validly existing under the laws of the PRC (the “Domestic Enterprise”); and
6.	London Financial Group Ltd., a company duly incorporated and validly existing under the laws of the British Virgin Islands (the “Subscriber”).
7.	The Company, the Holding Companies and the Domestic Enterprise hereinafter shall be referred to collectively as the “Group Companies” and, individually, as a “Group Company.”

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(hereinafter jointly referred to as the “Parties” or individually as a “Party”).

RECITALS

(A)	The Parties entered into the Share Purchase Agreement (the “Original Agreement”) on May 30, 2016 pursuant to which the Subscriber desires to invest into the Company an aggregate investment amount of US$240,000 and the Company desires to issue and sell to the Subscriber an aggregate of 197,960 shares of Common Stock of the Company, which the Company desires to adjust based on a $0.4908 per share purchase price.

(B)	As such, the Parties have agreed to amend the Original Agreement by entering into this Supplemental Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals, the mutual promises hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.	New Clause

New Clause 10 shall be added to the Original Agreement as follows:

“10. Based upon the amicable communication between the parties, the Company has decided to issue to the Subscriber a revised aggregate of 488,960 shares of the Company’s Common Stock, at a purchase price of US$0.4908 per share. The revision amounts to an increase of 291,000 shares from the originally agreed upon aggregate of 197,960 shares, as stipulated in the Share Purchase Agreement dated May 30th, 2016, pursuant to which the Subscriber’s original aggregate investment amount of US$240,000 remains unaffected.”

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2.	MISCELLANEOUS

2.1       Governing Law. This Agreement shall be governed in all respects by the laws of the State of Nevada, U.S.A., without regard to such state’s conflict of laws principles.

2.2       Amendments. Any term of this Agreement may be amended only with the written consent of all the parties hereto.

2.3       Dispute Resolution.

(a)       Negotiation Among Parties. The parties agree to negotiate in good faith to resolve any dispute that may arise regarding this Agreement. If the negotiations do not resolve the dispute to the reasonable satisfaction of all parties within thirty (30) days, the Parties shall resolve such dispute in accordance with Section 2.3 (b) of this Agreement.

(b)       Arbitration. In the event the parties are unable to settle a dispute between them regarding this Agreement in accordance with subsection (a) above, such dispute shall be referred to and finally settled by arbitration at the China International Economic and Trade Arbitration Commission in Beijing in accordance with such Commission’s arbitration rules in effect at the time of applying for arbitration, and the language of arbitration shall be in English. The arbitration award shall be final and binding on the parties.

2.4       Termination. This Agreement may be terminated as follows: by mutual consent of the Holding Companies, the Company, the Domestic Enterprise, the Founders and the Subscriber as evidenced in writing signed by each party.

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[Signature Page of Supplemental Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

The Company:

Jakroo Inc.

By:	/s/ Weidong Du
Name:	Weidong Du
Title:	Director

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[Signature Page of Supplemental Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

The Domestic Enterprise:

Rider Sportsfashion Limited

By:	/s/ Weidong Du
Name:	Weidong Du
Title:	Authorized Representative

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[Signature Page of Supplemental Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

Founder:

/s/ Weidong Du
Weidong Du

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[Signature Page of Supplemental Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

Founder:

/s/ Wei Tan
Wei Tan

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[Signature Page of Supplemental Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

Founder:

/s/ Guichun Liu
Guichun Liu

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[Signature Page of Supplemental Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

Founder:

/s/ Wen Li
Wen Li

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[Signature Page of Supplemental Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

Founder:

/s/ Hao Wang
Hao Wang

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[Signature Page of Supplemental Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

The Holding Company:

Kustellar LLC

By:	/s/ Weidong Du
Name:	Weidong Du
Title:	President

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[Signature Page of Supplemental Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

The Holding Company:

Custom Apparel Limited

By:	/s/ Wen Li
Name:	Wen Li
Title:	Director

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[Signature Page of Supplemental Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

London Financial Group Ltd.

By:	/s/ Gruz Gaspar Guendalyn
Name:	GRUZ GASPAR GUENDALYN
Title:	President

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